UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): April 2, 2019

GENERATION ALPHA, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-53635	20-8609439
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

853 Sandhill Avenue, Carson, California 90746

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (888) 998-8881

Copy of correspondence to:

Marc J. Ross, Esq.

James M. Turner, Esq.

Sichenzia Ross Ference LLP

1185 Avenue of the Americas, 37th Floor

New York, New York 10036

Tel: (212) 930-9700 Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01 Entry into a Material Definitive Agreement.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Item 3.02. Unregistered Sales of Equity Securities.

On April 2, 2019, Extracting Point, LLC (“Extracting Point”), a newly-formed wholly-owned subsidiary of Generation Alpha, Inc. (the “Company”), entered into a loan agreement (the “Loan Agreement”) with Michael Cannon and Jennifer Cannon, Trustees of the Core 4 Trust Dated February 29, 2016 (the “Lender”), pursuant to which Extracting Point borrowed $3,500,000 from the Lender (the “Loan”). The Loan is evidenced by an installment note – interest included (the “Note”), guaranteed by the Company pursuant to a corporate guaranty (the “Guaranty”) and is secured by a first priority lien on the Property (as hereinafter defined) pursuant to a deed of trust and assignment of rents between Extracting Point and Thomas Title & Escrow, for the benefit of the Lender (the “Deed of Trust”). Extracting Point used the net proceeds from the Loan to acquire the Property.

The Note, together with accrued and unpaid interest, is due and payable on March 31, 2024 (the “Maturity Date”). Interest on the Note will accrue at the rate of 10% per annum. For the first 12 months, Extracting Point shall pay the Lender interest only of $29,166.67 per month. After the first 12 months, Extracting Point shall pay the Lender principal and interest of $88,769.04 per month. Extracting Point has the right to prepay the Note at any time, however, Extracting Point agreed to pay the first 36 months of interest, even if the Note is repaid prior to that date.

As additional consideration for the issuance of the Loan, Extracting Point and the Company agreed to pay the Lender an amount equal to five percent (5%) of the management fees (the “Management Royalty”) received relating to the services rendered on the Property, for a period of three years from the date an “Approval to Operate” is granted by the Arizona Department of Health Services (such date, the “Commencement Date”). In the event that the Commencement Date has not occurred on or prior to April 2, 2021, then Extracting Point and the Company agreed to pay the Lender an amount equal to five percent (5%) of the fair market value of the rent of the Property as if the Property was fully occupied (the “Rental Royalty”), such payments to be made each month for a period of thirty-six months, provided, that, if the Commencement Date occurs after the Rental Royalty has commenced, the Rental Royalty payments shall cease and the Management Royalty payments shall commence, and any amounts paid as a Rental Royalty shall be credited against any Management Royalty owed.

In connection with the Loan, the Company issued to the Lender a warrant (the “Warrant”) to purchase 1,000,000 shares of the Company’s common stock, exercisable for five years from issuance at an exercise price of $1.00 per share. The Warrant exercise price is subject to adjustment only in the event of a stock dividend or split. The Warrant issued in connection with the Loan was not registered under the Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of any state, and were offered and sold in reliance on the exemption from registration afforded by Section 4(a)(2) and Regulation D (Rule 506) under the Securities Act and corresponding provisions of state securities laws, which exempt transactions by an issuer not involving any public offering. The Lender is an “accredited investors” as such term is defined in Regulation D promulgated under the Securities Act. This Current Report shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall such securities be offered or sold in the United States absent registration or an applicable exemption from the registration requirements and certificates evidencing such securities contain a legend stating the same.

The foregoing descriptions of the Loan Agreement, Note, Guaranty, Deed of Trust and Warrant are qualified in their entirety by reference to the full text of the Loan Agreement, Note, Guaranty, Deed of Trust and Warrant, which are incorporated by reference as exhibits 10.01, 10.02, 10.03, 10.04 and 10.05 respectively, hereto.

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Item 2.01 Completion of Acquisition or Disposition of Assets

On April 2, 2019, the Company, through its wholly-owned subsidiary Extracting Point, completed the purchase (the “Acquisition”) of the real property located at 2601 West Holly Street in Phoenix, Arizona (the “Property”) for $3,500,000 (the “Purchase Price”) pursuant to the real estate sale purchase agreement with Black Rock Venture, LLC, which the Company previously reported on a Current Report on Form 8-K, filed with the Securities and Exchange Commission on March 27, 2019. The Purchase Price was paid from the proceeds of the Loan.

The Property holds the approval and authorization for a Conditional Use Permit, which allows the Property to be used for the operation of a cultivation and infusion facility, allowing for the cultivation, harvesting, preparation, packaging and storing of medical cannabis, as well as extraction, refinement, infusion, production, preparation, packaging, and storage of manufactured and derivative oils, waxes, concentrates, edible and non-edible products that contain cannabis.

Item 8.01 Other Events.

On April 8, 2019, the Company issued a press release announcing the acquisition of the Property, as discussed in Item 2.01 above. A copy of the press release that discusses this matter is filed as Exhibit 99.01 to, and incorporated by reference in, this report.

The information contained in Item 8.01 of this Current Report on Form 8-K, including Exhibit 99.01, is furnished pursuant to, and shall not be deemed to be “filed” for the purposes of, Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information contained in Item 8.01 of this Current Report shall not be incorporated by reference into any registration statement or any other document filed pursuant to the Securities Act, except as otherwise expressly stated in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

10.01	Form of Loan Agreement, dated April 2, 2019, by and among Extracting Point, LLC, Generation Alpha, Inc. and Michael Cannon and Jennifer Cannon, Trustees of the Core 4 Trust Dated February 29, 2016.
10.02	Form of Note, dated April 2, 2019, issued by Extracting Point, LLC in favor of Michael Cannon and Jennifer Cannon, Trustees of the Core 4 Trust Dated February 29, 2016.
10.03	Form of Guaranty, dated April 2, 2019, issued by Generation Alpha, Inc. for the benefit of Michael Cannon and Jennifer Cannon, Trustees of the Core 4 Trust Dated February 29, 2016.
10.04	Form of Deed of Trust and Assignment of Rents, dated April 2, 2019, by and between Extracting Point, LLC and Thomas Title & Escrow, for the benefit of Michael Cannon and Jennifer Cannon, Trustees of the Core 4 Trust Dated February 29, 2016.
10.05	Form of Warrant, dated April 2, 2019, issued by Generation Alpha, Inc. to Michael Cannon and Jennifer Cannon, Trustees of the Core 4 Trust Dated February 29, 2016.
99.01	Press Release, dated April 8, 2019, issued by Generation Alpha, Inc.*

* Furnished herewith.

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SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GENERATION ALPHA, INC.

Date: April 8, 2019	By:	/s/ TIFFANY DAVIS
Tiffany Davis
Chief Operating Officer

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